EXHIBIT 10.1

SENIOR SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND HAS BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE HOLDER (CONCURRED IN BY LEGAL COUNSEL FOR THE CORPORATION) THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER

$37,960.00	Date: September 25, 2013

For value received, Bioject Medical Technologies Inc., an Oregon corporation (the “Company”), promises to pay to Life Sciences Opportunity Fund II, L.P. (the “Holder”) the principal sum of Thirty Seven Thousand Nine Hundred Sixty and 00/100 dollars ($37,960.00), together with interest thereon as set forth herein (this “Note”).

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.	Payment Terms and Security. The unpaid principal balance from time to time outstanding under this Note shall bear interest at the rate of 15% per annum. The outstanding principal balance of and accrued but unpaid interest under this Note shall be repaid by the Company on or before March 31, 2014 (March 31, 2014 or as extended, the “Maturity Date”) unless prepaid or extended pursuant to the terms hereof. Except as otherwise provided herein, both principal and interest shall be payable on the Maturity Date in lawful money of the United States of America to the Holder at the address listed on the signature page hereto (or at such other location as shall be designated by the Holder in a written notice to the Company), in same day funds. This Note is secured by a pledge of all the intellectual property and ownership rights of the Company and its wholly owned subsidiary, Bioject Inc., in the device known as the vial adapter, pursuant to an Intellectual Property Security Agreement in the form attached hereto as Exhibit A.

2.	Events of Default. If any of the events specified in this Section 2 shall occur (herein individually referred to as an “Event of Default”), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived:

(a)	Default in the payment of the principal and unpaid accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) business days after the Holder has given the Company written notice of such default; or

(b)	Any breach by the Company of any representation, warranty, or covenant in this Note; provided, that, in the event of any such breach, to the extent such breach is susceptible to cure, such breach shall not have been cured by the Company within ten (10) business days after written notice to the Company of such breach; or

(c)	The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (v) take any action for the purpose of effecting any of the foregoing; or

(d)	Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed, discharged or stayed within 60 days of commencement.

Notwithstanding anything to the contrary contained herein, if any of the events described in Sections 2(c) or (d) occur, this Note shall be automatically accelerated and the entire principal and unpaid accrued interest thereon shall immediately become due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

3.	Mandatory Prepayment. Prior to the Maturity Date, this Note will be prepaid from the net proceeds of any sales of the intellectual property and/or ownership rights of the Company and its subsidiary, Bioject Inc., in the device known as the vial adapter.

4.	Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

5.	Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

6.	Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile (provided that notice is also given under clause (c) below) if sent during normal business hours of the recipient; if not sent during normal business hours of the recipient, then on the next business day, or (c) upon receipt by the party to be notified by nationally recognized overnight courier service. All communications shall be sent to a party at the address as such party may designate by three (3) days advance written notice to the other party hereto, and if not so designated, to the address of record.

7.	Governing Law; Waiver of Jury Trial. This Note shall be governed by and construed in accordance with the laws of the state of New York. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Note.

8.	Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

IN WITNESS WHEREOF, each of the Company has executed this Senior Secured Promissory Note as of the date first above written.

BIOJECT MEDICAL TECHNOLOGIES INC.

By	/s/ Christine M. Farrell
Name:	Christine M. Farrell
Title:	Vice President of Finance

SENIOR SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND HAS BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE HOLDER (CONCURRED IN BY LEGAL COUNSEL FOR THE CORPORATION) THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER

$212,040	Date: September 25, 2013

For value received, Bioject Medical Technologies Inc., an Oregon corporation (the “Company”), promises to pay to Life Sciences Opportunity Fund II (Institutional), L.P. (the “Holder”) the principal sum of Two Hundred Twelve Thousand Forty and 00/100 dollars ($212,040), together with interest thereon as set forth herein (this “Note”).

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.	Payment Terms and Security. The unpaid principal balance from time to time outstanding under this Note shall bear interest at the rate of 15% per annum. The outstanding principal balance of and accrued but unpaid interest under this Note shall be repaid by the Company on or before March 31, 2014 (March 31, 2014 or as extended, the “Maturity Date”) unless prepaid or extended pursuant to the terms hereof. Except as otherwise provided herein, both principal and interest shall be payable on the Maturity Date in lawful money of the United States of America to the Holder at the address listed on the signature page hereto (or at such other location as shall be designated by the Holder in a written notice to the Company), in same day funds. This Note is secured by a pledge of all the intellectual property and ownership rights of the Company and its wholly owned subsidiary, Bioject Inc., in the device known as the vial adapter, pursuant to an Intellecutal Property Security Agreement in the form attached hereto as Exhibit A.

2.	Events of Default. If any of the events specified in this Section 2 shall occur (herein individually referred to as an “Event of Default”), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived:

(a)	Default in the payment of the principal and unpaid accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) business days after the Holder has given the Company written notice of such default; or

(b)	Any breach by the Company of any representation, warranty, or covenant in this Note; provided, that, in the event of any such breach, to the extent such breach is susceptible to cure, such breach shall not have been cured by the Company within ten (10) business days after written notice to the Company of such breach; or

(c)	The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (v) take any action for the purpose of effecting any of the foregoing; or

(d)	Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed, discharged or stayed within 60 days of commencement.

Notwithstanding anything to the contrary contained herein, if any of the events described in Sections 2(c) or (d) occur, this Note shall be automatically accelerated and the entire principal and unpaid accrued interest thereon shall immediately become due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

3.	Mandatory Prepayment. Prior to the Maturity Date, this Note will be prepaid from the net proceeds of any sales of the intellectual property and/or ownership rights of the Company and its subsidiary, Bioject Inc., in the device known as the vial adapter.

4.	Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

5.	Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

6.	Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile (provided that notice is also given under clause (c) below) if sent during normal business hours of the recipient; if not sent during normal business hours of the recipient, then on the next business day, or (c) upon receipt by the party to be notified by nationally recognized overnight courier service. All communications shall be sent to a party at the address as such party may designate by three (3) days advance written notice to the other party hereto, and if not so designated, to the address of record.

7.	Governing Law; Waiver of Jury Trial. This Note shall be governed by and construed in accordance with the laws of the state of New York. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Note.

8.	Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

IN WITNESS WHEREOF, each of the Company has executed this Senior Secured Promissory Note as of the date first above written.

BIOJECT MEDICAL TECHNOLOGIES INC.

By	/s/ Christine M. Farrell
Name:	Christine M. Farrell
Title:	Vice President of Finance